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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 30, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-AR15
                   ------------------------------------------
                         (exact name of issuing entity)
                      Commission File Number of the issuing
                             entity: 333-132042-08

                                IndyMac MBS, Inc.
                                -----------------
            (Exact name of the depositor as specified in its charter)
                          Commission File Number of the
                             depositor: 333-132042

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

        Delaware                                             95-4791925
(State or Other Jurisdiction                              (I.R.S. Employer
     of Incorporation)                                   Identification No.)

                155 North Lake Avenue
                Pasadena, California                        91101
           ------------------------------                ------------
               (Address of Principal                      (Zip Code)
                 Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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|_|   Pre-commencement communications pursuant to Rule 14e-4(c) under the
      Exchange Act (17 CFR 240.14e-4(c))


Section 8     Other Events

Item 8.01     Other Events.


      On May 30, 2006, IndyMac MBS, Inc. (the "Company") entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), IndyMac ABS, Inc. and Deutsche Bank AG, New York Branch, as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.1.



Section 9     Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

            Not applicable.

(b)   Pro forma financial information.

            Not applicable.

(c)   Shell Company Transactions.

            Not applicable.

(d)   Exhibits.


Exhibit No.       Description
-----------

99.1 The Item 1115 Agreement, dated as of May 30, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Counterparty.

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SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INDYMAC MBS, INC.



                                                 By:  /s/ Victor H. Woodworth
                                                      ------------------------
                                                      Victor H. Woodworth
                                                      Vice President



Dated: July 17, 2006

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                                  Exhibit Index


Exhibit           Description
-------

99.1 The Item 1115 Agreement, dated as of May 30, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Counterparty.